UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2013

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Peachtree Street, NE, Suite 1000,

Atlanta, GA 30309

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (404) 446-0050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition.

On December 12, 2013, Streamline Health Solutions, Inc. (the “Company”) issued a press release (the “Press Release”) and hosted a conference call (the “Conference Call”) regarding financial information about the Company’s third fiscal quarter ended October 31, 2013.  A copy of the Press Release and the transcript of the Conference Call are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

The information hereunder shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Third Quarter Earnings News Release of Streamline Health Solutions, Inc. dated December 12, 2013.
99.2	Third Quarter 2013 Conference Call Transcript dated December 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: December 16, 2013	By:	/s/ Jack W. Kennedy Jr.
Jack W. Kennedy Jr.
Senior Vice President & Chief Legal Counsel

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Third Quarter Earnings News Release of Streamline Health Solutions, Inc. dated December 12, 2013.
99.2	Third Quarter 2013 Conference Call Transcript dated December 12, 2013.